1 Exhibit 99.1 NCORE ANCSHARES , NC . Investor Presentation November 4, 2009 E B I

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected  results, performance or achievements expressed or implied by these forward-looking statements are described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31,
2008 and other reports and documents filed by the Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

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• Company Type: Financial Holding Company
and Wealth Management Organization
• Headquarters: Houston, Texas
• Total Assets: $1.6 billion
• Total Loans: $1.1 billion
• Total Deposits: $1.2 billion
• Total Equity: $186 million
• Tier 1 Risk-Based Capital: 15.30%
• Assets Under Management: $2.5 billion
• Private Client Offices: 17
Encore Profile
As of September 30, 2009.

4 Total Loans & Deposits 1,097 1,106 1,031 908 1,218 1,041 1,101 1,165 0 350 700 1050 1400 2006 2007 2008 YTD 2009 Total Loans Deposits

Diversified Loan Mix
Consumer
2.8%
Residential 2nd lien
26.4%
Commercial
9.7%
Home equity lines
6.9%
Commercial real
estate
29.5%
Real estate
construction
4.1%
Residential 1st lien
20.6%
Total Loans: $1.1 billion
September 30, 2009

Loan Portfolio Concentrations – Real Estate
($ in thousands) As of September 30, 2009
Residential Residential Home Percent of
Mortgage- Mortgage- Equity Commercial Real Estate Total
First Lien Second Lien Lines Real Estate Construction Total Loans
Texas 125,587 $     270,340 $       30,438 $   172,432 $      38,708 $          637,505 $
57.6%
Florida 45,608 2,058 11,663 147,482 7,183 213,994
19.4%
Colorado 8,479 6,696 29,520 207 - 44,902
4.1%
California 15,304 2,128 2,431 5,995 - 25,858
2.3%
Other  33,112 11,043 2,317 140 - 46,612
4.2%
Total 228,090 $     292,265 $       76,369 $   326,256 $      45,891 $          968,871 $
87.6%

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Deposit Mix
Time deposits less
than $100,000
16.6%
Money market and
savings
26.8%
Interest checking
16.2%
Time deposits
$100,000 and greater
25.2%
Noninterest-bearing
deposits
13.1%
Brokered deposits
2.1%
Total Deposits $1.2 billion
September 30, 2009

Third Quarter 2009 Highlights
Net loss of $1.8 million, or $0.22 per diluted share
Allowance for loan losses increased to 2.49% of total loans
Record quarterly revenue (TE) of $18.9 million grew 6.7% over 2008 third quarter
Core deposit growth of 10.7% compared with September 30, 2008, which included noninterest-bearing deposit growth of 25.8%
Net interest margin (TE) improvement of 4 basis points compared with the second quarter of 2009
Non-interest income was up 11.7% over 2008 third quarter
Pre-tax pre-provision income was $5.5 million or 1.35% ROA
Tier 1 capital of $173.0 million, or 15.30% Tier 1 risk-based capital ratio

* On a taxable-equivalent basis in 2009.
Taxable-equivalent amounts in prior years were immaterial.
Net Interest Margin
2.46%
2.74%
3.18%
3.14%
3.12%
0.00%
0.90%
1.80%
2.70%
3.60%
2006 2007 2008 YTD 2008 YTD 2009 *

Net Interest Income
35,199
32,332
44,274
34,175
30,173
0
12,500
25,000
37,500
50,000
2006 2007 2008 YTD 2008 YTD 2009 *
*
On a taxable-equivalent basis in 2009.
Taxable-equivalent amounts in prior years were immaterial.

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Wealth Management Business
2.7
4.2
2.0
3.0
3.7
0.0
1.3
2.5
3.8
5.0
2006 2007 2008 YTD 2008 YTD 2009
Net Earnings
$ in millions
2.5 2.5
2.6
2.2
2.8
0.0
1.0
2.0
3.0
4.0
2006 2007 2008 YTD 2008 YTD 2009
$ in billions
Assets Under Management

12 50,338 50,607 51,006 38,519 39,737 0 13,750 27,500 41,250 55,000 2006 2007 2008 YTD 2008 YTD 2009 Non Interest Expense

13 Asset Quality 1.30% 1.22% 3.47% 0.20% 1.88% 0.90% 0.38% 2.56% 1.77% 1.05% 0.00% 1.00% 2.00% 3.00% 4.00% 2006 2007 2008 YTD 2008 YTD 2009 Net Charge-offs/ Avg Loans Non-performing Loans/ Loans

Commercial Loan Delinquencies
0.0%
6.0%
12.0%
18.0%
24.0%
30.0%
Q3 08 Q4 08 Q1 09 Q2 09 Q3 09
30 Day + Delinquencies Trend
($ in thousands)
Q3 09 Q2 09 Q3 08
EOP Portfolio 107,034 $  126,079 $ 130,484 $
Net charge-offs ($) 911 $         734 $        293 $
Net charge-offs (%) 3.10% 2.32% 0.90%
Nonperforming ($) 676 $         1,831 $     1,050 $
Nonperforming (%) 0.63% 1.45% 0.80%

Commercial Real Estate Loan Delinquencies
0.0%
6.0%
12.0%
18.0%
24.0%
30.0%
Q4 08 Q1 09 Q2 09 Q3 09
30 Day + Delinquencies Trend
($ in thousands)
Q3 09 Q2 09 Q3 08
EOP Portfolio 326,256 $  308,441 $ 305,570 $
Net charge-offs ($) 1,409 $      557 $        407 $
Net charge-offs (%) 1.76% 0.72% 0.54%
Nonperforming ($) 20,222 $    14,148 $   7,695 $
Nonperforming (%) 6.20% 4.59% 2.52%

Construction Loan Delinquencies
0.0%
6.0%
12.0%
18.0%
24.0%
30.0%
Q3 08 Q4 08 Q1 09 Q2 09 Q3 09
30 Day + Delinquencies Trend
($ in thousands)
Q3 09 Q2 09 Q3 08
EOP Portfolio 45,891 $   78,045 $   96,450 $
Net charge-offs ($) 1,334 $     468 $        356 $
Net charge-offs (%) 8.54% 2.27% 1.51%
Nonperforming ($) 10,820 $   5,245 $     9,122 $
Nonperforming (%) 23.58% 6.72% 9.46%

Residential First Mortgage Loan Delinquencies
0.0%
2.0%
4.0%
6.0%
Q4 08 Q1 09 Q2 09 Q3 09
30 Day + Delinquencies Trend
($ in thousands)
Q3 09 Q2 09 Q3 08
EOP Portfolio 228,090 $  232,885 $  247,765 $
Net charge-offs ($) 400 $         1,445 $      253 $
Net charge-offs (%) 0.69% 2.50% 0.40%
Nonperforming ($) 5,774 $      5,874 $      2,812 $
Nonperforming (%) 2.53% 2.52% 1.13%

Residential Second Mortgage Loan Delinquencies
0.0%
2.0%
4.0%
6.0%
Q3 08 Q4 08 Q1 09 Q2 09 Q3 09
30 Day + Delinquencies Trend
($ in thousands)
Q3 09 Q2 09 Q3 08
EOP Portfolio 292,265 $ 292,891 $  291,933 $
Net charge-offs ($) 801 $        621 $         363 $
Net charge-offs (%) 1.09% 0.85% 0.51%
Nonperforming ($) 287 $        765 $         151 $
Nonperforming (%) 0.10% 0.26% 0.05%

Home Equity Lines of Credit Delinquencies
0.0%
2.0%
4.0%
6.0%
Q3 08 Q4 08 Q1 09 Q2 09 Q3 09
30 Day + Delinquencies Trend
($ in thousands)
Q3 09 Q2 09 Q3 08
EOP Portfolio 76,369 $   77,793 $   79,888 $
Net charge-offs ($) 329 $        429 $        827 $
Net charge-offs (%) 1.69% 2.18% 4.12%
Nonperforming ($) 389 $        584 $        251 $
Nonperforming (%) 0.51% 0.75% 0.31%

Allowance By Loan Category
0.44
0.95
0.61
1.34
0.84
3.64
1.12
1.80
0.34
3.22
2.49
8.86
0.96
4.07
0.00
2.50
5.00
7.50
10.00
Commercial Commercial
RE
Construction Res 1st Lien Res 2nd Lien HELOC Total
3-Yr Avg Loss Allowance/Loans
September 30, 2009

Capital Ratios
15.30%
14.58%
13.59%
0.00%
4.00%
8.00%
12.00%
16.00%
2007 2008 YTD 2009*
8.98%
7.94% 7.93%
0.00%
2.50%
5.00%
7.50%
10.00%
2007 2008 YTD 2009
Tier 1 Risk Based Capital
Tangible Common Equity to Tangible Assets
Tangible common equity: $124.2 million
September 30, 2009
*Estimated

On behalf of the Board of Directors of Encore Bank

James S. D'Agostino, Chairman

is pleased to announce the following appointments:

Preston Moore
President, Chief Executive Officer

Carmen Jordan
Executive Vice President, Chief Lending Officer

ENCOREBANK

Jim D'Agostino | Preston Moore | Carmen Jordan

Building relationships through personal service.

713.787.3100 | www.encorebank.com

ENCORETRUST

LINSCOMB & WILLIAMS

TOWN&COUNTRY INSURANCE AGENCY

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Commercial Banking Initiative
• Take advantage of market opportunities
• Attract additional experienced business bankers
• Leverage local decision making and local contacts
• Expand margin and diversify portfolio

Investment Considerations
• Relatively low market valuation
• Capacity for margin improvement
• Strong capital position
• Growing franchise in Texas
• Significant revenue from wealth management and insurance
• Commercial banking initiative

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